Long-Term Investments	12 Months Ended
Dec. 31, 2023
Long-Term Investments [Abstract]
Long-term investments
9.	Long-term investments

On December 15, 2023, the Company signed an investment agreement to invest a total of US $10 million in AI technology enterprise Kangguozhen International Holdings Limited (” Kangguozhen “), accounting for 11.11% of Kangguozhen equity. As of December 31, 2023, $1.0 million of investment has been paid. The investment was accounted for under the cost method as the Group had no significant influence over the investee.

As of December 31, 2023, impairment loss of short-term investments was nil.